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                                    EXHIBIT A

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of SatCon Technology Corporation dated as of November 30, 1999 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  November 30, 1999         BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.

                                 By:    Brown Simpson Capital, LLC
                                        Its General Partner

                                        By:     Brown Simpson Partners, LLC
                                                Its Member

                                                By:     /S/ EVAN M. LEVINE
                                                        ------------------------
                                                        Evan M. Levine
                                                        Its Member


Date:  November 30, 1999         BROWN SIMPSON CAPITAL, LLC

                                 By:    Brown Simpson Partners, LLC
                                        Its Member

                                        By:     /S/ EVAN M. LEVINE
                                                --------------------------------
                                                Evan M. Levine
                                                Its Member


Date:  November 30, 1999         BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.

                                 By:    Brown Simpson Asset Management LLC

                                        By:     Brown Simpson, LLC
                                                Its Member

                                                By:     /S/ EVAN M. LEVINE
                                                        ------------------------
                                                        Evan M. Levine
                                                        Its Member



Date:  November 30, 1999         BROWN SIMPSON ASSET MANAGEMENT LLC

                                 By:    Brown Simpson, LLC
                                        Its Member

                                        By:     /S/ EVAN M. LEVINE
                                                --------------------------------
                                                Evan M. Levine
                                                Its Member